DEBTOR(S): Midway Gold US Inc.

CASE NUMBER: 15-16835

MONTHLY OPERATING REPORT
CHAPTER 11

Form 2-A
COVER SHEET

For Period End Date: 7/31/2017

	Accrual Basis	Cash Basis
Accounting Method:	X	

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 7/31/2017 **Print Name:** Dan Brosious

Signature: [signature]

Title: Chief Restructuring Officer

Rev. 8/31/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

7/1/2017 to 7/31/2017 Month 07-17

CASH FLOW SUMMARY	Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$ 715	17,487,918	9,217	-	100	0	100	59,506	607	706	498,082	-	-	-	18,056,951
2. Cash Receipts															
Sales	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Sale of Assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	-	-	15,000	-	-	-	-	-	-	-	-	-	-	-	15,000 [2]
Miscellaneous	-	124	-	-	-	-	-	-	-	-	-	-	-	-	124
Total Cash Receipts	$ 0	124	15,000	-	0	0	0	0	-	-	-	-	-	-	15,124
3. Cash Disbursements															
Operations	-	(30,481)	(14,131)	-	-	-	-	-	-	-	-	-	-	-	(44,613) [6]
Debt Service/Secured loan payment	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees	-	(10,302)	(650)	-	-	-	-	(650)	(325)	(325)	(325)	-	-	-	(12,577)
Professional fees paid from retainer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	-	(15,000)	-	-	-	-	-	-	-	-	-	-	-	-	(15,000) [2]
Total Cash Disbursements	$ 0	(55,783)	(14,781)	-	0	0	0	(650)	(325)	(325)	(325)	-	-	-	(72,190)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	0	(55,659)	219	-	-	0	-	(650)	(325)	(325)	(325)	-	-	-	(57,066)
5 Ending Cash Balance (to Form 2-C)	$ 715	17,432,259	9,436	-	100	0	100	58,856	282	381	497,757	-	-	-	17,999,886

CASH BALANCE SUMMARY

	Financial Institution	Balance 31-May-17
NA		
MDW Corp	TD Canada Trust (CAD)	$ 715 [4]
Midway Gold US	Wells Fargo N.A.	17,432,259
Midway Services Company	Wells Fargo N.A.	9,436
Nevada Talon	Wells Fargo N.A.	381
Realty	Wells Fargo N.A.	497,757
RR Exploration	Wells Fargo N.A.	282
Mine Services LLC [3]	Wells Fargo N.A.	363
MDW Pan Hold Co.	Wells Fargo N.A.	100
MDW GR Hold Co.	Wells Fargo N.A.	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100
MDW Pan LLP	Wells Fargo N.A.	0
MDW Pan LLP	BNY Mellon	0
MDW Gold Rock LLP	Wells Fargo N.A.	58,856
		$ 18,000,449 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $356.75
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.
[6] Monthly activity of $61,983 on Midway Gold Corp is related to recording an adjustment for cumulative FX differences for USD.

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)
For Period 6/22/2015 to 7/31/2017

CASH FLOW SUMMARY		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	21,955,167	-	-	-	-	-	-	-	-	21,955,167
Sale of Assets		-	29,886,449	-	-	-	-	-	-	-	-	500,732	-	-	-	30,387,182
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		485,487	5,896,588	4,995,000	-	5,019,208	404,872	715,208	715,000	149,325	56,825	6,500	-	-	-	18,444,014 [2]
Miscellaneous		62,855	982,555	76,515	-	-	679,419	-	61,511	-	-	-	-	-	-	1,862,856
Total Cash Receipts	$	548,342	36,765,593	5,071,515	-	5,019,208	23,039,458	715,208	776,511	149,325	56,825	507,232	-	-	-	72,649,218
3. Cash Disbursements																
Operations		(369,774)	(3,688,459)	(5,114,867)	-	(208)	(10,665,537)	(208)	(696,555)	(150,200)	(53,762)	(9,480)	-	-	-	(20,749,052) [6]
Debt Service/Secured loan payment		-	(12,955)	-	-	-	(5,890,616)	-	-	-	-	-	-	-	-	(5,903,571)
Professional fees/U.S. Trustee fees		(242,837)	(8,549,426)	(31,850)	-	-	(1,478,367)	-	(24,594)	(3,575)	(3,600)	(2,925)	-	-	-	(10,337,175)
Professional fees paid from retainer		(20,174)	(1,105)	-	-	-	-	-	-	-	-	-	-	-	-	(21,279)
Intercompany Transfer		(195,288)	(7,095,900)	-	-	(5,019,000)	(5,424,081)	(715,000)	-	-	-	-	-	-	-	(18,449,269) [2]
Total Cash Disbursements	$	(828,074)	(19,347,845)	(5,146,717)	-	(5,019,208)	(23,458,601)	(715,208)	(721,149)	(153,776)	(57,362)	(12,405)	-	-	-	(55,460,347)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(279,732)	17,417,748	(75,202)	-	-	(419,143)	-	55,362	(4,451)	(537)	494,828	-	-	-	17,188,872
5 Ending Cash Balance (to Form 2-C)	$	715	17,432,259	9,436	-	100	0	100	58,856	282	381	497,757	-	-	-	17,999,886

CASH BALANCE SUMMARY

	Financial Institution	Book Balance 31-May-17	Book Balance 21-Jun-15
NA			
MDW Corp	TD Canada Trust (CAD)	$ 715 [4]	$ 280,447
Midway Gold US	Wells Fargo N.A.	17,432,259	14,511
Midway Services Company	Wells Fargo N.A.	9,436	84,638
Nevada Talon	Wells Fargo N.A.	381	919
Realty	Wells Fargo N.A.	497,757	2,930
RR Exploration	Wells Fargo N.A.	282	4,733
Mine Services LLC [3]	Wells Fargo N.A.	363	363
MDW Pan Hold Co.	Wells Fargo N.A.	100	100
MDW GR Hold Co.	Wells Fargo N.A.	100	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100	100
MDW Pan LLP	Rev. 8/31/2016	0	382,665
MDW Pan LLP	BNY Mellon	0	36,478
MDW Gold Rock LLP	Wells Fargo N.A.	58,856	3,494
		$ 18,000,449 [5]	$ 811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities and exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $356.75
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.
[6] Monthly activity of $61,983 on Midway Gold Corp is related to recording an adjustment for cumulative FX differences for USD.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

7/1/2017 to 7/31/2017 Month 07-17

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(55,783)	(15,000)	(40,783)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	-	-	-
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	-	-	-
15-16839	RR Exploration	One Wells Fargo	(325)	-	(325)
15-16840	Midway Services Co.	One Wells Fargo	(14,781)	-	(14,781)
15-16841	Nevada Talon, LLC	One Wells Fargo	(325)	-	(325)
15-16842	MDW Pan Holding	One Wells Fargo	-	-	-
15-16843	MDW Pan, LLP	One Wells Fargo / Four BNY Mellon	-	-	-
15-16844	MDW Gold Rock, LLP	One Wells Fargo	(650)	-	(650)
15-16845	Midway Gold Realty	One Wells Fargo	(325)	-	(325)
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		**(72,190)**	**(15,000)**	**(57,190)**

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 7/1/2017 to 7/31/2017

CASH RECEIPTS DETAIL Account No: Includes all debtor accounts

(attach additional sheets as necessary)

Date	Payer	Entity	Description	Amount (USD$)
7/31/2017	Wells Fargo	2	Miscellaneous	123.91
7/5/2017	Wells Fargo	16	Intercompany Transfer	15,000.00

Total Sales	$	0.00
Total Intercompany Transfers	$	15,000.00
Total Sale of Assets	$	0.00
Total Miscellaneous	$	123.91
Total Cash Receipts	$	**15,123.91** [1]

Rev. 8/31/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 7/1/2017 to 7/31/2017

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
2	7/5/2017	11096	Co. 2 to Co. 16	$	-15,000.00
2	7/18/2017	6462	Frank Yu	$	-5,500.00
2	7/18/2017	6463	Matthew Goldfarb		-5,000.00
2	7/18/2017	6464	Richard Sawchak	$	-7,250.00
2	7/18/2017	6465	Tab Products CO LLC	$	-61.56
2	7/18/2017	145391	C T Corporation	$	-87.78
2	7/18/2017	145392	ISC Inc.	$	-4,889.40
2	7/18/2017	145393	Teresa Gustine	$	-750.00
2	7/19/2017	17030	Borden Ladner Gervais	$	-2,826.86
2	7/19/2017	17031	Computershare	$	-826.05
2	7/27/2017	6466	U.S. Trustee	$	-650.00
2	7/27/2017	6467	U.S. Trustee	$	-325.00
2	7/27/2017	6468	U.S. Trustee	$	-4,875.00
2	7/27/2017	6469	U.S. Trustee	$	-325.00
2	7/27/2017	6470	U.S. Trustee	$	-325.00
2	7/27/2017	6471	U.S. Trustee	$	-325.00
2	7/27/2017	6472	U.S. Trustee	$	-325.00
2	7/27/2017	6473	U.S. Trustee	$	-325.00
2	7/27/2017	145394	C T Corporation	$	-311.68
2	7/27/2017	145395	Certent Inc.	$	-4,915.00
2	7/27/2017	145396	Teresa Gustine	$	-889.99
				$	
5	7/27/2017	1076	US Trustee	$	-325.00
9	7/27/2017	2119	US Trustee	$	-325.00
				$	
10	7/27/2017	3450	US Trustee	$	-325.00
				$	
16	7/7/2017		Paycom	$	-288.15
16	7/7/2017		Paycom	$	-4,536.75
16	7/7/2017		Paycom		-7,332.18
16	7/19/2017		Paycom		-1,277.39
16	7/19/2017		Paycom		-418.10
16	7/19/2017		Paycom		-278.70
16	7/27/2017		US Trustee		-650.00
20	7/27/2017	1104	US Trustee	$	-325.00
20	7/27/2017	1105	US Trustee		-325.00
			Total Cash Disbursements	**$**	**-72,189.59** [1]

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 7/1/2017 to 7/31/2017

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee	Amount (USD$)

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 8/31/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 7/31/2017

		CONSOLIDATED Julu 31, 2017 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		18,000,449	811,577
Accounts Receivable		2,420	201,443
Inventory		0	20,105,452
Prepaid		1,086,397	3,871,105
Other Current Assets		6,297	102,495
Total Current Assets		19,095,563	25,092,072
Investments		375	375
Investment in Partnerships		0	0
Property & Equipment		0	132,722,845
Reclamation Deposits		42	3,744,642
Mineral Properties		0	18,029,003
Other Long Term Assets		40,215	98,248
Total Long Term Assets		40,632	154,595,113
Total Assets		19,136,195	179,687,185
Current Liabilities			
Accounts Payable - Pre-Petition		(18,361,961)	(21,646,032)
Accounts Payable - Post-Petition		(202,242)	0
Reclamation and Remediation		0	(8,715)
Other Short Term Liabilities		(224,987)	(265,260)
Short Term Debt		(49,498,720)	(51,673,880)
Total Current Liabilities		(68,287,910)	(73,593,887)
Long Term Liabilities			
Reclamation and Remediation		0	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		0	(389,394)
Long Term Debt		0	0
Employee Related Benefits		0	(2,500)
Total Long Term Liabilities		(65)	(8,790,960)
Total Liabilities		(68,287,975)	(82,384,847)
Redeemable Preferred Stock		(59,953,067)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital	NA	0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		1,461,964	25,463,917
Accumulated Deficit		274,831,219	98,804,366
Total Shareholder's Equity		109,104,847	(42,920,053)
Liability and Equity		(19,136,195)	(179,687,185)

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 7/1/2017 **to** 7/31/2017

	CONSOLIDATED July 2017 Actual		CONSOLIDATED January 2017 [1] Actual (Accum Post-Petition)
Revenue			
Sales	0		(21,952,883)
Total Revenue	0		(21,952,883)
Cost of Sales			
Cost of Goods Sold	0		16,900,088
Depreciation	0		7,762,294
Inventory Write-Down	0		10,387,265
Total Cost of Sales	0		35,049,647
Accretion	0		368,547
Mineral exploration expenditures	0		1,034,160
Impairment of Long Lived Assets	0		126,249,499
General & Administrative			
Consulting	(14,403)		3,094,280
Depreciation - CGA	0		280,979
Interest and bank charges	0		24,343
Legal, audit and accounting	(4,887)		4,953,475
Office & administrative	91,066		1,945,246
Salaries and benefits	4,566		2,138,407
Transfer agent and filing fees	5,688		77,238
Travel			11,792
Investor relations	0		67,259
Total General & Administrative	82,030		12,593,019
Total Operating Costs	82,030		175,294,872
Foreign exchange (gain) loss	245		63,863
Other income	(124)		1,476,977
(Gain) loss on disposal of PP&E	0		(10,460,523)
Interest and investment income			(2,117)
Total Other (Income) Expense	121		(8,921,800)
Restructuring Items	0		3,828,412
Net Loss Before Income Tax	82,151		148,248,600
Income tax recovery	0		0
Net Income	82,151		148,248,600

[1] Accumulated totals include all revenue and expenses since the petition date.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 7/1/2017 to 7/31/2017

Summary of Post-Petition Taxes				
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$1,021	$2,457	$989	$2,489
Employee FICA taxes withheld	588	1,340	964	964
Employer FICA taxes	588	1,340	964	964
Unemployment taxes				
Other:________________				
State				
Sales, use & excise taxes				
Unemployment taxes				
Other:________________				
Local				
Personal property taxes				
Real property taxes				
Other:________________				
			Total unpaid post-petition taxes	$4,417

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary				
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	*Premium paid through date
Workers' compensation	Federal INS	$1,000,000	8/1/2017	8/1/2017
General liability	Federal INS	1,000,000	8/1/2017	8/1/2017
Property (fire, theft, etc.)	National UN-PA	35,000,000	8/31/2016	8/31/2016
Vehicle	Federal INS	1,000,000	8/1/2017	8/1/2017
Other (list): Umbrella Liability	Federal INS	25,000,000	8/1/2017	8/1/2017
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/17/2016	7/17/2016
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.				

* The Company no longer has any employees and does not have any assets except cash balances. As such, the insurance carriers were not willing to bind coverage for just a general liability policy.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

For Period: 7/1/2017 to 7/31/2017

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ -	$ -	$ -	$ -	$ -
Post-petition receivables	2,420				2,420
Total	$ 2,420	$ -	$ -	$ -	$ 2,420

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 5,828	$ 4,520	$ 79,053	$ 100,806	$ 190,206
Other Payables	12,036				12,036
Total	$ 17,864	$ 4,520	$ 79,053	$ 100,806	$ 202,242

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (131,978)	$ -	7/17/2015	$ (77,300)
Debtor Local Counsel - S&W	25,000	(10,350)	-	7/16/2015	14,650
Debtor Canadian Counsel - DLA Piper	-	-	-	N/A	-
Canadian Information Officer - E&Y	40,196	-	-	N/A	40,196
EY Counsel - Borden Ladner Gervais	-	-	-	N/A	-
Debtor Financial Advisor - FTI Consulting	97,404	(18,796)	-	7/24/2015	78,608
Investment Bank - Moelis	-	-	-	11/6/2015	-
Lender's Counsel - Luskin Stern	-		-	N/A	-
Lender's Local Counsel - Fairfield & Woods	-	-	-	N/A	-
Lender's Financial Advisor - RPA	50,000	-	(50,000)	N/A	-
Lender's Technical Advisor - RPA	-	-	-	N/A	-
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(31,811)	-	8/14/2015	(31,811)
UCC Financial Advisor - Gavin Solmonese	-	(3,913)	-	8/19/2015	(3,913)
Epiq	10,947	-	-	7/23/2015	10,947
Total	NA	$ (196,847)	$ (50,000)		$ 31,378

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
FTI Consulting	CRO and Temporary Staff	Professional Fees and Expenses	$ -

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. CASE NO: 15-16836

21

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2017

Month	Year 4/30/2017		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	2,033				
February	2017		8,543				
March	2017		1,280				
TOTAL 1st Quarter		$	11,855.79	$	325	6455	4/28/2017
April	2017	$	63,480				
May	2017		30				
June	2017		267				
TOTAL 2nd Quarter		$	63,776.45	$	650	6466	7/27/2017
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $14(NA	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999..........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. CASE NO: 15-16835
2

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	72,387				
February	2017		51,490				
March	2017		459,413				
TOTAL 1st Quarter		$	583,289.46	$	4,875	6454	4/28/2017
April	2017	$	233,794				
May	2017		97,498				
June	2017		211,457				
TOTAL 2nd Quarter		$	542,749.45	$	4,875	6468	7/27/2017
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company
16

CASE NO: 15-16840

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	18,459			
February	2017		10,465			
March	2017		11,803			
TOTAL 1st Quarter		$	40,727.13	$ 650	1102	4/28/2017
April	2017	$	14,452			
May	2017		12,100			
June	2017		10,119			
TOTAL 2nd Quarter		$	36,670.83	$ 650	1106	7/27/2017
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00	$ 0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC

CASE NO: 15-16846

13

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0			
February	2017		0			
March	2017		0			
TOTAL 1st Quarter		$	0.00	$ 325	6449	4/28/2017
April	2017	$	0			
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00	$ 325	6467	7/27/2017
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00	$ 0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999...................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14 CASE NO: 15-16842

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6451	4/28/2017
April	2017	$ 0			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter		$ 0.00	$ 325	6469	7/27/2017
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP 19 CASE NO: 15-16843

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6456	4/28/2017
April	2017	$ 0			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter		$ 0.00	$ 325	6470	7/27/2017
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15 **CASE NO:** 15-16838

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017 $	0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter $		0.00 $	325	1102	4/28/2017
April	2017 $	0			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter $		0.00 $	325	1104	7/27/2017
July	2017 $	0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter $		0.00 $	0		
October	2017 $	0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter $		0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP
20

CASE NO: 15-16844

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	650				
February	2017		0				
March	2017		505				
TOTAL 1st Quarter		$	1,155.36	$	325	1103	4/28/2017
April	2017	$	650				
May	2017		0				
June	2017		669				
TOTAL 2nd Quarter		$	1,319.00	$	325	1105	7/27/2017
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration 10 CASE NO: 15-16839

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 525			
February	2017	0			
March	2017	625			
TOTAL 1st Quarter		$ 1,150.18	$ 325	3449	4/28/2017
April	2017	$ 325			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter		$ 325.00	$ 325	3450	7/27/2017
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon
5

CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	525				
February	2017		0				
March	2017		275				
TOTAL 1st Quarter		$	800.18	$	325	1075	4/28/2017
April	2017	$	325				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	325.00	$	325	1076	7/27/2017
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty 9

CASE NO: 15-16845

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017 $	325			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter $		325.00 $	325	2118	4/28/2017
April	2017 $	325			
May	2017	312			
June	2017	0			
TOTAL 2nd Quarter $		636.68 $	325	2119	7/27/2017
July	2017 $	0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter $		0.00 $	0		
October	2017 $	0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter $		0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6 CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0				
February	2017		0				
March	2017		0				
TOTAL 1st Quarter		$	0.00	$	325	6452	4/28/2017
April	2017	$	0				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	325	6472	7/27/2017
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc. 7 CASE NO: 15-16848

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6450	4/28/2017
April	2017	$ 0			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter		$ 0.00	$ 325	6473	7/27/2017
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. 8 | CASE NO: 15-16837

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6453	4/28/2017
April	2017	$ 0			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter		$ 0.00	$ 325	6471	7/27/2017
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-G
NARRATIVE
For Period Ending: 7/31/2017

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

This narrative covers the period of July 1, 2017 through July 31, 2017. Significant events occurring after this period will be reported in the subsequent monthly operating report unless otherwise indicated below.

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015 (the "Petition Date"). Following the Petition Date, Debtors continued in possession of their remaining property and operated and managed their remaining business and affairs as debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

On July 31, 2017, Debtors filed a *Motion of Debtors and Debtors in Possession for an Order Authorizing an Interim Distribution to Commonwealth Bank of Australia* (the "Motion") wherein Debtors seek authority to make an interim distribution to Commonwealth Bank of Australia (the "Senior Agent") of $5 million, which would be paid solely from funds belonging to Debtor Midway Gold US Inc. ("MGUS") that are otherwise payable to the Senior Agent on account of the Senior Agent Administrative Claim and the Senior Agent Secured Claim. On August 14, 2017, Jacobs Field Services North America, Inc. filed an objection to the Motion. Senior Agent filed a reply on August 16, 2017 and Debtors joined the reply. The Motion is pending.

Analyzed Business Checking

Account number: [redacted]8265 ■ July 1, 2017 - July 31, 2017 ■ Page 1 of 3

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8265	$12,624,955.12	$0.00	-$41,136.88	$12,583,818.24

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/05	15,000.00	Online Transfer Payroll Ref #Bb03Kj4674
	07/18	2,826.86	WT 170718-086222 Bank of Nova Scotia /Bnf=Borden Ladner Gervais Srf# Gw00000005439653 Trn#170718086222 Rfb# 813
	07/18	826.05	WT 170718-086320 HSBC Bank Canada /Bnf=Computershare Srf# Gw00000005439666 Trn#170718086320 Rfb# 814
	07/18	5,727.18	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	07/27	6,116.67	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
		$30,496.76	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
	17.00	07/12	6460	61.56	07/03	6465*	61.56	07/31
	5,000.00	07/28	6462*	5,500.00	07/27			
	$10,640.12		**Total checks paid**					

* *Gap in check sequence.*

$41,136.88	**Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
06/30	12,624,955.12	07/12	12,609,876.56	07/28	12,583,879.80
07/03	12,624,893.56	07/18	12,600,496.47	07/31	12,583,818.24
07/05	12,609,893.56	07/27	12,588,879.80		

Average daily ledger balance **$12,605,065.07**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We updated the Business Account Agreement ("Agreement"). In the section titled "Available balance, posting order, and overdrafts," the following question about our standard overdraft coverage was added:

What is Wells Fargo's standard overdraft coverage?
Our standard overdraft coverage is when, at our discretion, we pay checks or automatic payments (such as ACH payments) into overdraft rather than returning them unpaid. You can request to remove our standard overdraft coverage from your account by speaking to a banker.

Important: If you remove our standard overdraft coverage from your account, the following will apply if you do not have enough money in your account or accounts linked for Overdraft Protection to cover a transaction:
- We will return your checks and automatic payments (such as ACH payments) and assess a non-sufficient funds/NSF returned item fee and you could be assessed additional fees by merchants.
- We will not authorize transactions such as ATM withdrawals or everyday debit card purchases into overdraft.
- We will not authorize certain transactions (such as cashed checks, recurring debit card transactions, or Bill Pay transactions) into overdraft. However, if these transactions are authorized when your account has enough money but are later presented for payment when your account does not have enough money, we will pay the transaction into overdraft and charge an overdraft fee.

All other aspects of the Agreement remain the same. If there is a conflict between the language above and the Agreement, this language will control.

If you remove our standard overdraft coverage and your account is enrolled in Debit Card Overdraft Service, Debit Card Overdraft Service will be removed and we will not authorize transactions such as ATM withdrawals or everyday debit card purchases into overdraft.

To learn more about tools that Wells Fargo offers to help you avoid overdraft and/or returned item fees, visit wellsfargo.com/biz/checking/quickstart/overdraft-protection, speak with a local banker or call the phone number on the top of your statement. Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8489	$706.14	$0.00	$0.00	$706.14

Daily ledger balance summary

Date	*Balance*
06/30	706.14

Average daily ledger balance **$706.14**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We updated the Business Account Agreement ("Agreement"). In the section titled "Available balance, posting order, and overdrafts," the following question about our standard overdraft coverage was added:

What is Wells Fargo's standard overdraft coverage?

WELLS FARGO

Our standard overdraft coverage is when, at our discretion, we pay checks or automatic payments (such as ACH payments) into overdraft rather than returning them unpaid. You can request to remove our standard overdraft coverage from your account by speaking to a banker.

Important: If you remove our standard overdraft coverage from your account, the following will apply if you do not have enough money in your account or accounts linked for Overdraft Protection to cover a transaction:
- We will return your checks and automatic payments (such as ACH payments) and assess a non-sufficient funds/NSF returned item fee and you could be assessed additional fees by merchants.
- We will not authorize transactions such as ATM withdrawals or everyday debit card purchases into overdraft.
- We will not authorize certain transactions (such as cashed checks, recurring debit card transactions, or Bill Pay transactions) into overdraft. However, if these transactions are authorized when your account has enough money but are later presented for payment when your account does not have enough money, we will pay the transaction into overdraft and charge an overdraft fee.

All other aspects of the Agreement remain the same. If there is a conflict between the language above and the Agreement, this language will control.

If you remove our standard overdraft coverage and your account is enrolled in Debit Card Overdraft Service, Debit Card Overdraft Service will be removed and we will not authorize transactions such as ATM withdrawals or everyday debit card purchases into overdraft.

To learn more about tools that Wells Fargo offers to help you avoid overdraft and/or returned item fees, visit wellsfargo.com/biz/checking/quickstart/overdraft-protection, speak with a local banker or call the phone number on the top of your statement. Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8422	$498,082.07	$0.00	$0.00	$498,082.07

Daily ledger balance summary

Date	*Balance*
06/30	498,082.07

Average daily ledger balance **$498,082.07**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We updated the Business Account Agreement ("Agreement"). In the section titled "Available balance, posting order, and overdrafts," the following question about our standard overdraft coverage was added:

What is Wells Fargo's standard overdraft coverage?

WELLS FARGO

Our standard overdraft coverage is when, at our discretion, we pay checks or automatic payments (such as ACH payments) into overdraft rather than returning them unpaid. You can request to remove our standard overdraft coverage from your account by speaking to a banker.

Important: If you remove our standard overdraft coverage from your account, the following will apply if you do not have enough money in your account or accounts linked for Overdraft Protection to cover a transaction:

- We will return your checks and automatic payments (such as ACH payments) and assess a non-sufficient funds/NSF returned item fee and you could be assessed additional fees by merchants.
- We will not authorize transactions such as ATM withdrawals or everyday debit card purchases into overdraft.
- We will not authorize certain transactions (such as cashed checks, recurring debit card transactions, or Bill Pay transactions) into overdraft. However, if these transactions are authorized when your account has enough money but are later presented for payment when your account does not have enough money, we will pay the transaction into overdraft and charge an overdraft fee.

All other aspects of the Agreement remain the same. If there is a conflict between the language above and the Agreement, this language will control.

If you remove our standard overdraft coverage and your account is enrolled in Debit Card Overdraft Service, Debit Card Overdraft Service will be removed and we will not authorize transactions such as ATM withdrawals or everyday debit card purchases into overdraft.

To learn more about tools that Wells Fargo offers to help you avoid overdraft and/or returned item fees, visit wellsfargo.com/biz/checking/quickstart/overdraft-protection, speak with a local banker or call the phone number on the top of your statement. Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1724	$606.90	$0.00	$0.00	$606.90

Daily ledger balance summary

Date	*Balance*
06/30	606.90

Average daily ledger balance **$606.90**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We updated the Business Account Agreement ("Agreement"). In the section titled "Available balance, posting order, and overdrafts," the following question about our standard overdraft coverage was added:

What is Wells Fargo's standard overdraft coverage?

WELLS FARGO

Our standard overdraft coverage is when, at our discretion, we pay checks or automatic payments (such as ACH payments) into overdraft rather than returning them unpaid. You can request to remove our standard overdraft coverage from your account by speaking to a banker.

Important: If you remove our standard overdraft coverage from your account, the following will apply if you do not have enough money in your account or accounts linked for Overdraft Protection to cover a transaction:
- We will return your checks and automatic payments (such as ACH payments) and assess a non-sufficient funds/NSF returned item fee and you could be assessed additional fees by merchants.
- We will not authorize transactions such as ATM withdrawals or everyday debit card purchases into overdraft.
- We will not authorize certain transactions (such as cashed checks, recurring debit card transactions, or Bill Pay transactions) into overdraft. However, if these transactions are authorized when your account has enough money but are later presented for payment when your account does not have enough money, we will pay the transaction into overdraft and charge an overdraft fee.

All other aspects of the Agreement remain the same. If there is a conflict between the language above and the Agreement, this language will control.

If you remove our standard overdraft coverage and your account is enrolled in Debit Card Overdraft Service, Debit Card Overdraft Service will be removed and we will not authorize transactions such as ATM withdrawals or everyday debit card purchases into overdraft.

To learn more about tools that Wells Fargo offers to help you avoid overdraft and/or returned item fees, visit wellsfargo.com/biz/checking/quickstart/overdraft-protection, speak with a local banker or call the phone number on the top of your statement. Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]2618 ■ July 1, 2017 - July 31, 2017 ■

WELLS FARGO

MINE SERVICES LLC
8310 S VALLEY HWY
ENGLEWOOD CO 80112-5812

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]2618	$363.00	$0.00	$0.00	$363.00

Daily ledger balance summary

Date	*Balance*
06/30	363.00

Average daily ledger balance **$363.00**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We updated the Business Account Agreement ("Agreement"). In the section titled "Available balance, posting order, and overdrafts," the following question about our standard overdraft coverage was added:

What is Wells Fargo's standard overdraft coverage?

Our standard overdraft coverage is when, at our discretion, we pay checks or automatic payments (such as ACH payments) into overdraft rather than returning them unpaid. You can request to remove our standard overdraft coverage from your account by speaking to a banker.

Important: If you remove our standard overdraft coverage from your account, the following will apply if you do not have enough money in your account or accounts linked for Overdraft Protection to cover a transaction:
- We will return your checks and automatic payments (such as ACH payments) and assess a non-sufficient funds/NSF returned item fee and you could be assessed additional fees by merchants.
- We will not authorize transactions such as ATM withdrawals or everyday debit card purchases into overdraft.
- We will not authorize certain transactions (such as cashed checks, recurring debit card transactions, or Bill Pay transactions) into overdraft. However, if these transactions are authorized when your account has enough money but are later presented for payment when your account does not have enough money, we will pay the transaction into overdraft and charge an overdraft fee.

All other aspects of the Agreement remain the same. If there is a conflict between the language above and the Agreement, this language will control.

If you remove our standard overdraft coverage and your account is enrolled in Debit Card Overdraft Service, Debit Card Overdraft Service will be removed and we will not authorize transactions such as ATM withdrawals or everyday debit card purchases into overdraft.

To learn more about tools that Wells Fargo offers to help you avoid overdraft and/or returned item fees, visit wellsfargo.com/biz/checking/quickstart/overdraft-protection, speak with a local banker or call the phone number on the top of your statement. Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1461	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
06/30	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We updated the Business Account Agreement ("Agreement"). In the section titled "Available balance, posting order, and overdrafts," the following question about our standard overdraft coverage was added:

What is Wells Fargo's standard overdraft coverage?

WELLS FARGO

Our standard overdraft coverage is when, at our discretion, we pay checks or automatic payments (such as ACH payments) into overdraft rather than returning them unpaid. You can request to remove our standard overdraft coverage from your account by speaking to a banker.

Important: If you remove our standard overdraft coverage from your account, the following will apply if you do not have enough money in your account or accounts linked for Overdraft Protection to cover a transaction:
- We will return your checks and automatic payments (such as ACH payments) and assess a non-sufficient funds/NSF returned item fee and you could be assessed additional fees by merchants.
- We will not authorize transactions such as ATM withdrawals or everyday debit card purchases into overdraft.
- We will not authorize certain transactions (such as cashed checks, recurring debit card transactions, or Bill Pay transactions) into overdraft. However, if these transactions are authorized when your account has enough money but are later presented for payment when your account does not have enough money, we will pay the transaction into overdraft and charge an overdraft fee.

All other aspects of the Agreement remain the same. If there is a conflict between the language above and the Agreement, this language will control.

If you remove our standard overdraft coverage and your account is enrolled in Debit Card Overdraft Service, Debit Card Overdraft Service will be removed and we will not authorize transactions such as ATM withdrawals or everyday debit card purchases into overdraft.

To learn more about tools that Wells Fargo offers to help you avoid overdraft and/or returned item fees, visit wellsfargo.com/biz/checking/quickstart/overdraft-protection, speak with a local banker or call the phone number on the top of your statement. Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1446	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
06/30	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We updated the Business Account Agreement ("Agreement"). In the section titled "Available balance, posting order, and overdrafts," the following question about our standard overdraft coverage was added:

What is Wells Fargo's standard overdraft coverage?

WELLS FARGO

Our standard overdraft coverage is when, at our discretion, we pay checks or automatic payments (such as ACH payments) into overdraft rather than returning them unpaid. You can request to remove our standard overdraft coverage from your account by speaking to a banker.

Important: If you remove our standard overdraft coverage from your account, the following will apply if you do not have enough money in your account or accounts linked for Overdraft Protection to cover a transaction:
- We will return your checks and automatic payments (such as ACH payments) and assess a non-sufficient funds/NSF returned item fee and you could be assessed additional fees by merchants.
- We will not authorize transactions such as ATM withdrawals or everyday debit card purchases into overdraft.
- We will not authorize certain transactions (such as cashed checks, recurring debit card transactions, or Bill Pay transactions) into overdraft. However, if these transactions are authorized when your account has enough money but are later presented for payment when your account does not have enough money, we will pay the transaction into overdraft and charge an overdraft fee.

All other aspects of the Agreement remain the same. If there is a conflict between the language above and the Agreement, this language will control.

If you remove our standard overdraft coverage and your account is enrolled in Debit Card Overdraft Service, Debit Card Overdraft Service will be removed and we will not authorize transactions such as ATM withdrawals or everyday debit card purchases into overdraft.

To learn more about tools that Wells Fargo offers to help you avoid overdraft and/or returned item fees, visit wellsfargo.com/biz/checking/quickstart/overdraft-protection, speak with a local banker or call the phone number on the top of your statement. Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1479	$9,217.19	$15,000.00	-$14,131.27	$10,085.92

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/05	15,000.00	Online Transfer Payroll Ref #Bb03Kj4674
		$15,000.00	**Total electronic deposits/bank credits**
		$15,000.00	**Total credits**

WELLS FARGO

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/05	12,157.08	WT Fed#02803 Bank of America, N /Ftr/Bnf=Paycom Payroll Wire Account Srf# Gw00000005122802 Trn#170705128374 Rfb# 812
	07/18	1,974.19	WT Fed#08744 Bank of America, N /Ftr/Bnf=Paycom Payroll Wire Account Srf# Gw00000005439647 Trn#170718086137 Rfb# 815
		$14,131.27	**Total electronic debits/bank debits**
		$14,131.27	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
06/30	9,217.19	07/05	12,060.11	07/18	10,085.92

Average daily ledger balance **$10,801.71**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We updated the Business Account Agreement ("Agreement"). In the section titled "Available balance, posting order, and overdrafts," the following question about our standard overdraft coverage was added:

What is Wells Fargo's standard overdraft coverage?
Our standard overdraft coverage is when, at our discretion, we pay checks or automatic payments (such as ACH payments) into overdraft rather than returning them unpaid. You can request to remove our standard overdraft coverage from your account by speaking to a banker.

Important: If you remove our standard overdraft coverage from your account, the following will apply if you do not have enough money in your account or accounts linked for Overdraft Protection to cover a transaction:
- We will return your checks and automatic payments (such as ACH payments) and assess a non-sufficient funds/NSF returned item fee and you could be assessed additional fees by merchants.
- We will not authorize transactions such as ATM withdrawals or everyday debit card purchases into overdraft.
- We will not authorize certain transactions (such as cashed checks, recurring debit card transactions, or Bill Pay transactions) into overdraft. However, if these transactions are authorized when your account has enough money but are later presented for payment when your account does not have enough money, we will pay the transaction into overdraft and charge an overdraft fee.

All other aspects of the Agreement remain the same. If there is a conflict between the language above and the Agreement, this language will control.

If you remove our standard overdraft coverage and your account is enrolled in Debit Card Overdraft Service, Debit Card Overdraft Service will be removed and we will not authorize transactions such as ATM withdrawals or everyday debit card purchases into overdraft.

To learn more about tools that Wells Fargo offers to help you avoid overdraft and/or returned item fees, visit wellsfargo.com/biz/checking/quickstart/overdraft-protection, speak with a local banker or call the phone number on the top of your statement. Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MIDWAY PAN MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1420	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
06/30	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We updated the Business Account Agreement ("Agreement"). In the section titled "Available balance, posting order, and overdrafts," the following question about our standard overdraft coverage was added:

What is Wells Fargo's standard overdraft coverage?

WELLS FARGO

Our standard overdraft coverage is when, at our discretion, we pay checks or automatic payments (such as ACH payments) into overdraft rather than returning them unpaid. You can request to remove our standard overdraft coverage from your account by speaking to a banker.

Important: If you remove our standard overdraft coverage from your account, the following will apply if you do not have enough money in your account or accounts linked for Overdraft Protection to cover a transaction:
- We will return your checks and automatic payments (such as ACH payments) and assess a non-sufficient funds/NSF returned item fee and you could be assessed additional fees by merchants.
- We will not authorize transactions such as ATM withdrawals or everyday debit card purchases into overdraft.
- We will not authorize certain transactions (such as cashed checks, recurring debit card transactions, or Bill Pay transactions) into overdraft. However, if these transactions are authorized when your account has enough money but are later presented for payment when your account does not have enough money, we will pay the transaction into overdraft and charge an overdraft fee.

All other aspects of the Agreement remain the same. If there is a conflict between the language above and the Agreement, this language will control.

If you remove our standard overdraft coverage and your account is enrolled in Debit Card Overdraft Service, Debit Card Overdraft Service will be removed and we will not authorize transactions such as ATM withdrawals or everyday debit card purchases into overdraft.

To learn more about tools that Wells Fargo offers to help you avoid overdraft and/or returned item fees, visit wellsfargo.com/biz/checking/quickstart/overdraft-protection, speak with a local banker or call the phone number on the top of your statement. Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MIDWAY GOLD ROCK MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1453	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
06/30	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We updated the Business Account Agreement ("Agreement"). In the section titled "Available balance, posting order, and overdrafts," the following question about our standard overdraft coverage was added:

What is Wells Fargo's standard overdraft coverage?

WELLS FARGO

Our standard overdraft coverage is when, at our discretion, we pay checks or automatic payments (such as ACH payments) into overdraft rather than returning them unpaid. You can request to remove our standard overdraft coverage from your account by speaking to a banker.

Important: If you remove our standard overdraft coverage from your account, the following will apply if you do not have enough money in your account or accounts linked for Overdraft Protection to cover a transaction:
- We will return your checks and automatic payments (such as ACH payments) and assess a non-sufficient funds/NSF returned item fee and you could be assessed additional fees by merchants.
- We will not authorize transactions such as ATM withdrawals or everyday debit card purchases into overdraft.
- We will not authorize certain transactions (such as cashed checks, recurring debit card transactions, or Bill Pay transactions) into overdraft. However, if these transactions are authorized when your account has enough money but are later presented for payment when your account does not have enough money, we will pay the transaction into overdraft and charge an overdraft fee.

All other aspects of the Agreement remain the same. If there is a conflict between the language above and the Agreement, this language will control.

If you remove our standard overdraft coverage and your account is enrolled in Debit Card Overdraft Service, Debit Card Overdraft Service will be removed and we will not authorize transactions such as ATM withdrawals or everyday debit card purchases into overdraft.

To learn more about tools that Wells Fargo offers to help you avoid overdraft and/or returned item fees, visit wellsfargo.com/biz/checking/quickstart/overdraft-protection, speak with a local banker or call the phone number on the top of your statement. Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1487 ■ July 1, 2017 - July 31, 2017 ■ Page 1 of 2

WELLS FARGO

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1487	$60,174.66	$0.00	$0.00	$60,174.66

Daily ledger balance summary

Date	*Balance*
06/30	60,174.66

Average daily ledger balance **$60,174.66**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We updated the Business Account Agreement ("Agreement"). In the section titled "Available balance, posting order, and overdrafts," the following question about our standard overdraft coverage was added:

What is Wells Fargo's standard overdraft coverage?

WELLS FARGO

Our standard overdraft coverage is when, at our discretion, we pay checks or automatic payments (such as ACH payments) into overdraft rather than returning them unpaid. You can request to remove our standard overdraft coverage from your account by speaking to a banker.

Important: If you remove our standard overdraft coverage from your account, the following will apply if you do not have enough money in your account or accounts linked for Overdraft Protection to cover a transaction:
- We will return your checks and automatic payments (such as ACH payments) and assess a non-sufficient funds/NSF returned item fee and you could be assessed additional fees by merchants.
- We will not authorize transactions such as ATM withdrawals or everyday debit card purchases into overdraft.
- We will not authorize certain transactions (such as cashed checks, recurring debit card transactions, or Bill Pay transactions) into overdraft. However, if these transactions are authorized when your account has enough money but are later presented for payment when your account does not have enough money, we will pay the transaction into overdraft and charge an overdraft fee.

All other aspects of the Agreement remain the same. If there is a conflict between the language above and the Agreement, this language will control.

If you remove our standard overdraft coverage and your account is enrolled in Debit Card Overdraft Service, Debit Card Overdraft Service will be removed and we will not authorize transactions such as ATM withdrawals or everyday debit card purchases into overdraft.

To learn more about tools that Wells Fargo offers to help you avoid overdraft and/or returned item fees, visit wellsfargo.com/biz/checking/quickstart/overdraft-protection, speak with a local banker or call the phone number on the top of your statement. Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	[redacted]8486	2.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2017	

Balance per Bank Statement	12,583,818.24
Add Pending Deposits	.00
Less Outstanding Checks	14,725.00-
	12,569,093.24
Balance per General Ledger	12,569,093.24
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Richard Sawchak	7/18/2017	00006464	7,250.00-
U.S. Trustee	7/27/2017	00006466	650.00-
U.S. Trustee	7/27/2017	00006467	325.00-
U.S. Trustee	7/27/2017	00006468	4,875.00-
U.S. Trustee	7/27/2017	00006469	325.00-
U.S. Trustee	7/27/2017	00006470	325.00-
U.S. Trustee	7/27/2017	00006471	325.00-
U.S. Trustee	7/27/2017	00006472	325.00-
U.S. Trustee	7/27/2017	00006473	325.00-
			14,725.00-

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	[redacted]9200	5.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2017	

Balance per Bank Statement	706.14
Add Pending Deposits	.00
Less Outstanding Checks	325.00-
	381.14
Balance per General Ledger	381.14
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	7/27/2017	00001076	325.00-
			325.00-

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary

Account Number	[redacted]0152	9.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2017	

Balance per Bank Statement	498,082.07
Add Pending Deposits	.00
Less Outstanding Checks	325.00-
	497,757.07
Balance per General Ledger	497,757.07
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	7/27/2017	00002119	325.00-
			325.00-

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	[redacted]6862	10.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2017	

Balance per Bank Statement	606.90
Add Pending Deposits	.00
Less Outstanding Checks	325.00-
	281.90
Balance per General Ledger	281.90
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	7/27/2017	00003450	325.00-
			325.00-

Midway Gold Corp / Mine Services LLC

Reconciliation Summary

Account Number	[redacted]7122	11.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2017	

Balance per Bank Statement	363.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	363.00
Balance per General Ledger	363.00
Variance	.00

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary		
Account Number	[redacted]4250	14.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary

Account Number	[redacted]4498	15.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Mining Co

Reconciliation Summary

Account Number	[redacted]4746	16.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2017	

Balance per Bank Statement	10,085.92
Add Pending Deposits	.00
Less Outstanding Checks	650.00-
	9,435.92
Balance per General Ledger	9,435.92
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	7/27/2017	00001106	650.00-
			650.00-

Midway Gold Corp / Midway Pan Mine Co

Reconciliation Summary

Account Number	[redacted]4994	17.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Gold Rock Mine

Reconciliation Summary

Account Number	[redacted]5242	18.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	[redacted]5490	19.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2017	

Balance per Bank Statement	.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
Balance per General Ledger	.00
Variance	.00

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary

Account Number	[redacted]5738	20.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2017	

Balance per Bank Statement	60,174.66
Add Pending Deposits	.00
Less Outstanding Checks	650.00-
	59,524.66
Balance per General Ledger	59,524.66
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	7/27/2017	00001104	325.00-
U.S. Trustee	7/27/2017	00001105	325.00-
			650.00-

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary

Account Number	[redacted]7893	21.10211
Account Description	TD Canada Trust (CAD)	
Period Ending	7/31/2017	

Balance per Bank Statement	.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
Balance per General Ledger	.00
Variance	.00